Exhibit 99.1

Case 09-19940-LMI        Doc 554        Filed 04/26/10        Page 1 of 59

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19940-LMI
	}	(Jointly Administered)
BANKUNITED FINANCIAL (1) CORPORATION, ET AL.	}
	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM     March 1, 2010     TO     March 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

(1) On the Petition Date, the following affiliated entities filed concurrently for Chapter 11:

BankUnited Financial Corporation (Case #09-19940)

BankUnited Financial Services, Inc. (Case #09-19941)

CRE America Corporation (Case #09-19942)

MOR-1

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 2 of 59

GENERAL DISCLAIMER

These bankruptcy cases were filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtors as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtors expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Disclaimer

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 3 of 59

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     March 1, 2010     AND ENDING     March 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number	09-19940-LMI
Date of Petition:	May 22, 2009		(Jointly Administered)

					CURRENT MONTH		CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD				$15,487,375	(a)	$—	(b)

2.	RECEIPTS:
	A.	Cash Sales			$—		$—

		Minus:	Cash Refunds	(-)	$—		$—

		Net Cash Sales			$—		$—

	B.	Accounts Receivable			$—		$—

	C.	Other Receipts (See MOR-3)			$1,098		$19,197,433

	(If you receive rental income, you must attach a rent roll.)
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)				$1,098		$19,197,433

4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)				$15,488,473		$19,197,433

5	DISBURSEMENTS
	A.	Advertising			$—		$141,170

	B.	Bank Charges			$104		$1,142

	C.	Contract Labor			$—		$—

	D.	Fixed Asset Payments (not incl. in “N”)			$—		$—	(1)

	E.	Insurance			$—		$—

	F.	Inventory Payments (See Attach. 2)			$—		$—

	G.	Leases			$—		$—

	H.	Manufacturing Supplies			$—		$—

	I.	Office Supplies			$—		$1,043

	J.	Payroll - Net (See Attachment 4B)			$—		$—

	K.	Professional Fees (Accounting & Legal)			$317,492		$3,816,622

	L.	Rent			$—		$—

	M.	Repairs & Maintenance			$—		$—

	N.	Secured Creditor Payments (See Attach. 2)			$—		$—

	O.	Taxes Paid - Payroll (See Attachment 4C)			$—		$—

	P.	Taxes Paid - Sales & Use (See Attachment 4C)			$—		$—

	Q.	Taxes Paid - Other (See Attachment 4C)			$—		$—

	R.	Telephone			$—		$—

	S.	Travel & Entertainment			$—		$562

	T.	U.S. Trustee Quarterly Fees			$—		$18,200

	U.	Utilities			$—		$—

	V.	Vehicle Expenses			$—		$—

	W.	Other Operating Expenses (See MOR-3)			$30,243		$78,059

6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)				$347,839		$4,056,798

7.	ENDING BALANCE (Line 4 Minus Line 6)				$15,140,634	(c)	$15,140,634	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of April , 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-2

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 4 of 59

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
BUFC - Close Pre-Petition Bank Accounts	$—	$16,061,971

BUFC - Interest Income	$926	$5,925

BUFC - Retainer Recoveries	$—	$107,141

BUFC - Transfer of Brokerage Accounts from “Old Bank”	$—	$57,039

BUFC - Preference Recoveries	$—	$431,970

BUFC - Insurance Premium Refunds	$—	$130,093

BUFS - Close Pre-Petition Bank Accounts	$—	$2,033,234

BUFS - Interest Income	$154	$932

BUFS - Return of Suntrust Funds	$—	$98,238

BUFS - Commissions Revenue	$—	$433

BU Realty - Close “Old Bank” Bank Accounts	$—	$30,550

BU Realty - Interest Income	$2	$12

CRE - Close Pre-Petition Bank Accounts	$—	$239,791

CRE - Interest Income	$16	$102

TOTAL OTHER RECEIPTS	$1,098	$19,197,433

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
None

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

Corporate Filing Fees	$—	$600

Employee Expense Reimbursement	$—	$2,088

Financial Subscriptions	$—	$12,700

CRE - St. Regis Timeshare Annual Maintenance Fees	$—	$20,966

EDGAR Filing Fees	$12,060	$12,060

Stock Transfer Agent	$18,064	$18,064

Noticing Agent / Creditor Committee Support	$119	$11,581	(1)

TOTAL OTHER DISBURSEMENTS	$30,243	$78,059

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

(1)	Debtor has reclassified the work performed by Epic Bankruptcy Solutions from Contract Labor to Other Operating Expenses.

MOR-3

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 5 of 59

BankUnited Financial Corporation, et al.,DIP

Consolidated Income Statement

For the Period Ended March 31, 2010

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	0	0	0	0
Insurance Premium Refunds	0	0	0	0	0
Preference Recoveries	0	0	0	0	0
Retainer Recoveries	0	0	0	0	0
Transfer from Old Bank	0	0	0	0	0

Total Income	0	0	0	0	0
Expense
Administrative	30,243	0	0	0	30,243
Advertising	0	0	0	0	0
Bank Charges	104	0	0	0	104
Board Compensation	0	0	0	0	0
Contract Labor	0	0	0	0	0
Insurance	0	0	0	0	0
Other Operating Expenses	0	0	0	0	0
Professional Fees
CRO Fees	20,000	0	0	0	20,000
Financial Advisor Fees
Fin. Advisor Fees - Committee	30,488	0	0	0	30,488
Fin. Advisor Fees - Debtor	19,518	0	0	0	19,518

Financial Advisor Fees	50,006	0	0	0	50,006
Financial Advisor Reimb Expense
Fin. Adv. Reimb Exp - Committee	60	0	0	0	60
Fin. Adv. Reimb Exp - Debtor	402	0	0	0	402

Financial Advisor Reimb Expense	462	0	0	0	462
Legal Fees
Legal Fees - Committee	101,994	0	0	0	101,994
Legal Fees - Debtor	129,884	0	0	0	129,884
Legal Fees - Other	0	0	0	0	0

Legal Fees	231,878	0	0	0	231,878
Legal Reimb Expenses
Legal Reimb Exp - Committee	14,345	0	0	0	14,345
Legal Reimb Exp - Debtor	802	0	0	0	802
Legal Reimb Exp - Other	0	0	0	0	0

Legal Reimb Expense	15,146	0	0	0	15,146

Total Professional Fees	317,492	0	0	0	317,492
U.S. Trustee Quarterly Fees	0	0	0	0	0

Total Expense	347,839	0	0	0	347,839

Net Ordinary Income	(347,839)	0	0	0	(347,839)

Other Income/Expense
Other Income
Other Receipts
Interest Income	926	154	2	16	1,098

Total Other Receipts	926	154	2	16	1,098

Total Other Income	926	154	2	16	1,098

Net Other Income	926	154	2	16	1,098

Net Incr./(Decr.) in Cash During Period	(346,912)	154	2	16	(346,740)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 6 of 59

BankUnited Financial Corporation, et al., DIP

Consolidated Income Statement

Inception to Date (March 31, 2010)

Cash Basis	BankUnited Financial Corp., DIP	BankUnited Financial Svc., DIP	BU Realty Corp.	CRE America, Corp., DIP	TOTAL BUFC, et al., DIP
Ordinary Income/Expense
Income
Commissions Revenue	0	433	0	0	433
Insurance Premium Refunds	130,093	0	0	0	130,093
Other Receipts (See MOR-3)	0	98,238	0	0	98,238
Preference Recoveries	431,970	0	0	0	431,970
Retainer Recoveries	107,141	0	0	0	107,141
Transfer from Old Bank	11,391,219	2,033,234	30,550	239,791	13,694,794

Total Income	12,060,424	2,131,906	30,550	239,791.20	14,462,671
Expense
Administrative	40,908	0	0	0	40,908
Advertising	141,170	0	0	0	141,170
Bank Charges	1,142	0	0	0	1,142
Board Compensation	75,000	0	0	0	75,000
Contract Labor	0	796	0	0	796
Insurance	0	0	0	0	0
Office Supplies	1,043	0	0	0	1,043
Other Operating Expenses	14,788	150	150	21,266	36,355
Professional Fees
CRO Fees	230,000	0	0	0	230,000
Financial Advisor Fees	470,345	0	0	0	470,345
Financial Advisor Reimb Expense	10,884	0	0	0	10,884
Legal Fees	2,914,803	0	0	0	2,914,803
Legal Reimb Expense	115,590	0	0	0	115,590

Total Professional Fees	3,741,622	0	0	0	3,741,622
Travel & Entertainment	562	0	0	0	562
U.S. Trustee Quarterly Fees	16,250	975	0	975	18,200

Total Expense	4,032,486	1,921	150	22,241	4,056,798

Net Ordinary Income	8,027,939	2,129,984	30,400	217,550	10,405,873
Other Income/Expense
Other Income
Other Receipts
Interest Income	5,925	932	12	102	6,971

Total Other Receipts	5,925	932	12	102	6,971

Total Other Income	5,925	932	12	102	6,971

Net Other Income	5,925	932	12	102	6,971

Net Income	8,033,863	2,130,916	30,412	217,652	10,412,843

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 7 of 59

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of March 31, 2010

	BankUnited Financial Corp., DIP			BankUnited Financial Svc., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)
Post-Petition Bank Accounts	12,710,018			2,130,916
Brokerage Accounts	—			—
FHLB Overnight Deposit	51,637			—

Total Checking/Savings			12,761,655			2,130,916
Accounts Receivable			16,163			—	(3)
Other Current Assets
Deposits	—			—
Income Tax Receivable	1,008,753			197,196
Other Receivables	—			107,783	(3)
Prepaid Assets	—			—
Related Party Loans Receivable	14,503,977	(4)		—

Total Other Current Assets			15,512,730			304,979

Total Current Assets			28,290,548			2,435,895

Fixed Assets
Accumulated Depreciation	—			—
Furniture and Equipment	—			—

Total Fixed Assets			—			—
Other Assets
Deferred Offering Cost	—			—
Deferred Tax Asset	29,567			—
Investment in BKUN Stat Trust	7,121,000			—
Investment in Partnerships	1,254,752	(5)		—
Investment in Subsidiaries	—			—
Painting & Other Art Works	36,111			—
Timeshare	—			—
Trademarks	—			—

Total Other Assets			8,441,430			—

TOTAL ASSETS(1)			36,731,977			2,435,895

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	652,578			—
Accrued Interest Payable	11,127,142			—
Convertible Notes -BUFC- 3.125%	120,000,000			—
Deferred Taxes	5,232,489			—
Forward Purchase Contract	2,652,223			—
Related Party Loans Payable	—			3,401,671	(4)
Sub Sr Note - BUFC - 6.37% 4/07	184,000,000			—
Subdebt@3MTH - BUFC- L+3% 09/07	12,500,000			—
Subnotes - BUFC	237,261,000			—

Total Pre-Petition Liabilities			573,425,431			3,401,671

Total Liabilities			573,425,431			3,401,671

Equity
Retained Earnings - Pre-Petition	(544,835,839)			(3,096,692)
Retained Earnings - Post Petition	8,033,863			2,130,916
Unrealized Gain/(Loss) on Investment in Partnerships	108,521			—
Total Equity			(536,693,454)			(965,776)

TOTAL LIABILITIES & EQUITY(1)			36,731,977			2,435,895

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 8 of 59

BankUnited Financial Corporation, et al., DIP

Consolidated Balance Sheet

As of March 31, 2010

	BU Realty Corp.			CRE America Corp., DIP			TOTAL BUFC, et al., DIP
ASSETS(1)
Current Assets
Checking/Savings
Pre-Petition Bank Accounts	—	(2)		—	(2)		—
Post-Petition Bank Accounts	30,412			217,652			15,088,998
Brokerage Accounts	—			—			—
FHLB Overnight Deposit	—			—			51,637

Total Checking/Savings			30,412			217,652	15,140,634
Accounts Receivable			—			—	16,163
Other Current Assets
Deposits	—			—			—
Income Tax Receivable	—			613			1,206,562
Other Receivables	—			—			107,783
Prepaid Assets	—			—			—
Related Party Loans Receivable	—			7,460	(4)		14,511,437

Total Other Current Assets			—			8,073	15,825,782

Total Current Assets			30,412			225,725	30,982,579

Fixed Assets
Accumulated Depreciation	—			—			—
Furniture and Equipment	—			—			—

Total Fixed Assets			—			—	—
Other Assets
Deferred Offering Cost	—			—			—
Deferred Tax Asset	—			—			29,567
Investment in BKUN Stat Trust	—			—			7,121,000
Investment in Partnerships	—			—			1,254,752
Investment in Subsidiaries	—			—			—
Painting & Other Art Works	—			—			36,111
Timeshare	—			578,449			578,449

Trademarks	—			—			—

Total Other Assets			—			578,449	9,019,879

TOTAL ASSETS(1)			30,412			804,174	40,002,458

Liabilities & Equity(1)
Liabilities
Pre-Petition Liabilities
Accrued Expenses	—			—			652,578
Accrued Interest Payable	—			—			11,127,142
Convertible Notes -BUFC- 3.125%	—			—			120,000,000
Deferred Taxes	—			—			5,232,489
Forward Purchase Contract	—			—			2,652,223
Related Party Loans Payable	—			—			3,401,671
Sub Sr Note - BUFC - 6.37% 4/07	—			—			184,000,000
Subdebt@3MTH - BUFC- L+3% 09/07	—			—			12,500,000
Subnotes - BUFC	—			—			237,261,000

Total Pre-Petition Liabilities			—			—	576,827,103

Total Liabilities			—			—	576,827,103

Equity
Retained Earnings - Pre-Petition	—			586,522			(547,346,009)
Retained Earnings - Post Petition	30,412			217,652			10,412,843
Unrealized Gain/(Loss) on Investment in Partnerships	—			—			108,521
Total Equity			30,412			804,174	(536,824,644)

TOTAL LIABILITIES & EQUITY(1)			30,412			804,174	40,002,458

The accompanying Notes to the Financial Statements constitute a material component of, and qualify in its entirety, the balance sheet listed above.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 9 of 59

BankUnited Financial Corporation, et al., DIP

Notes to the Financial Statements

For the Period Ended March 31, 2010

Notes to the Financial Statements:

(1)	All cash accounts are listed at their current cash balances. All other balances reported were obtained from Debtors’ trial balances prepared as of May 21, 2009. Actual existence, ownership, and value have not been confirmed as of the Reporting Date. This balance sheet is subject to change should any variations in asset and liability values be discovered subsequent to the filing of this Report.

(2)	All pre-petition bank accounts were closed in June 2009 when the balance of funds were transferred to the respective BankUnited Financial Corp., et al., DIP accounts.

(3)	LPL Financial Corporation (LPL) entered into an agreement with BankUnited Financial Corporation (BUFC) and BankUnited Financial Services (BUFS) to sell, in non-debtor subsidiary BankUnited, FSB bank branches using the BUFS name, financial planning products and advisory services, including equities, debt securities, open-end/closed-end mutual funds, and public limited partnerships. Commissions for the sale of these products are due semi-monthly. It has not been confirmed whether any commissions are currently outstanding and, if so, whether the amounts have been incorporated into the Debtor’s trial balance for the purposes of these financial statements.

(4)	Intercompany accounts included in the Debtors’ trial balances. In addition to outstanding balances with BUFS and CRE America Corp. (CRE), BUFC listed intercompany loans to BankUnited, FSB ($11,114,391) and BU Realty Corporation ($4,625), both of which are not included in the filing of this jointly-administered case.

(5)	Market value of investments in Malta Hedge Fund II, LP and SOAM Capital Partners, LP per the latest month-end or quarter-end statements provided.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 10 of 59

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

ACCOUNTS RECEIVABLE AT PETITION DATE:		UNKNOWN

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$16,163	(a)

PLUS: Current Month New Billings	$—

MINUS: Collection During the Month	$—	(b)

PLUS/MINUS: Adjustments or Writeoffs	$—	*

End of Month Balance	$16,163	(c)

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

NA

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
$—	$—	$—	$16,163	$16,163	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

None

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

MOR-4

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 11 of 59

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
None

TOTAL AMOUNT				$—	(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	None	(a)

PLUS: New Indebtedness Incurred This Month	$—

MINUS: Amount Paid on Post Petition, Accounts Payable This Month	$—

PLUS/MINUS: Adjustments	$—	*

Ending Month Balance	$—	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor / Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

None

TOTAL		$—	(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)	The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-5

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 12 of 59

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	None
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$—	(a)

PLUS: Inventory Purchased During Month	$—

MINUS: Inventory Used or Sold	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Inventory on Hand at End of Month	$—

METHOD OF COSTING INVENTORY:	NA

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

— %	—%	—%	—%	100	%*

*	Aging Percentages must equal 100%.
☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:	NA

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:	UNKNOWN	(b)

(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):	NA

FIXED ASSETS RECONCILIATION:
Fixed Assets Book Value at Beginning of Month	$—	(a)(b)
MINUS: Depreciation Expense	$—

PLUS: New Purchases	$—

PLUS/MINUS: Adjustments or Write-downs	$—	*

Ending Monthly Balance	$—

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:	NA

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-6

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 13 of 59

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Ending Balance per Bank Statement	$17,454
Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$(12,179	)*

Minus Service Charges	$—

Ending Balance per Check Register	$5,276	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BankUnited Financial Services - MMA
$—	Transferred to BU Realty Corporation - MMA
$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 14 of 59

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT (Checking, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2430

PURPOSE OF ACCOUNT:	OPERATING (Checking)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
03/04/2010	1078	VOID	VOID	$—

03/04/2010	1079	Development Specialists, Inc.	Financial Advisor Fees - Debtor	$19,920

03/04/2010	1080	Greenberg Traurig	Legal Fees - Debtor	$130,686

03/04/2010	1081	Kilpatrick Stockton LLP	Legal Fees	$98,958

03/04/2010	1082	J.H. Cohn	Financial Advisor Fees - Creditor Committee	$30,548

03/04/2010	1083	Kozyak Tropin	Legal Fees	$17,381

03/04/2010	1084	American Stock Transfer	Admin - Stock Transfer Agent	$18,064

03/04/2010	1085	Development Specialists, Inc.	CRO Monthly Compensation	$20,000

03/15/2010	FEE	JP Morgan Chase	Account Analysis Fee	$99

03/22/2010	1086	RR Donnelley	EDGAR Filing Fees	$12,060

03/26/2010	1087	Epiq Bankruptcy Solutions	Creditor Committee Website	$119

TOTAL				$347,834

MOR-8

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 15 of 59

February 27, 2010 -
March 31, 2010
JPMORGAN CHASE BANK, N.A, NORTHEAST MARKET PO BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2 Account Number XXXXXXXXXXXXXXX
Customer Service
00011650 CEN 802 3J 09110 - NNN T 1 000000000 C1 0000	If you have any questions about your
BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESION C/O DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2 (bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

Commercial Checking

Summary

	Number	Amount
Opening Ledger Balance		$9,993.01
Deposits and Credits	2	$347,616.04
Withdrawals and Debits	1	$98.68
Checks Paid	8	$340,056.04
Ending Ledger Balance		$17,454.33

Deposits and Credits

Ledger Date	Description	Amount
03/04	Online Transfer from MMA XXXXX2448 transaction#:	$335,556.04
	328792687
03/26	Online Transfer from MMA XXXXX2448 transaction#:	$12,060.00
	339340444

Total		$347,616.04

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 16 of 59

February 27 , 2010 - March 31, 2010

Account Number XXXXXXXXXXXXXXX

BANKUNITED FINANCIAL CORPORATION DEBTOR

BANKUNITED FINANCIAL CORPORATION

DEBTOR IN POSSESION

Commercial Checking

(continued)

Withdrawals and Debits

Ledger Date	Description	Amount
03/15	ACCOUNT ANALYSIS SETTLEMENT CHARGE	$98.68

Total		$98.68

Checks Paid

Check	Date Paid	Amount	Check	Date Paid	Amount	Check	Date Paid	Amount

1057	03/08	$4,500.00	1081	03/09	$98,957.61	1084	03/16	$18,063.76
1079*	03/08	$19,920.40	1082	03/08	$30,547.62	1085	03/08	$20,000.00
1080	03/05	$130,685.69	1083	03/08	$17,380.96
Total 8 check(s)								$340,056.04

*	indicates gap in sequence

Daily Balance

Date	Ledger Balance
03/04	$345,549.05
03/05	$214,863.36
03/08	$122,514.38
03/09	$23,556.77

Date	Ledger Balance
03/15	$23,458.09
03/16	$5,394.33
03/26	$17,454.33

Your service charges, fees and earnings credit have been calculated through account analysis.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 17 of 59

4:1 5 PM	BankUnited Financial Corporation, et al., DIP
04/13/10	Reconciliation Summary
BUFC, DIP - Checking (2430), Period Ending 03/31/2010

	Mar 31, 10
Beginning Balance		9,933.01
Cleared Transactions
Checks and Payments - 9 items	-340,154.72
Deposits and Credits - 2 items	347,616.04

Total Cleared Transactions	7,461.32

Cleared Balance		17,454.33

Uncleared Transactions
Checks and Payments - 2 items	-12,178.80
Deposits and Credits -1 item	0.00

Total Uncleared Transactions	-12,178.80

Register Balance as of 03/31/2010		5,275.63

New Transactions
Checks and Payments-11 items	-338,832.55
Deposits and Credits -1 item	338,832.55

Total New Transactions	0.00

Ending Balance		5,275.53

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 18 of 59

4:14 PM	BankUnited Financial Corporation, et al., DlP
04/13/10	Reconciliation Detail
BUFC, DIP - Checking (2430), Period Ending 03/31/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						9,993.01
Cleared Transactions
Checks and Payments - 9 items
Check	12/23/2009	1057	Gol Kalev	X	-4,500.00	-4,500.00
Check	3/4/2010	1080	Greenberg Traurig	X	-130,685.69	-135,185.69
Check	3/4/2010	1081	Kilpatrick Stockton . . .	X	-98,957.61	-234,143.30
Check	3/4/2010	1082	J. H. Cohn	X	-30,547.62	-264,690.92
Check	3/4/2010	1085	Development Speci . . .	X	-20,000.00.	-284,690.92
Check	3/4/2010	1079	Development Speci . . .	X	-19,920.40	-304,611.32
Check	3/4/2010	1084	American Stock Tra . . .	X	-18,063.76	-322,675.08
Check	3/4/2010	1083	Kozyak Tropin	X	-17,380.96	-340,056.04
Check	3/15/2010		JPMorgan Chase	X	-98.68	-340,154.72

Total Checks and Payments					-340,154,72	-340,154,72

Deposits and Credits - 2 items
Check	3/4/2010		BankUnited Financial	X	335,556.04	335,556.04
Check	3/22/2010		BankUnited Financial	X	12,060.00	347,616,04

Total Deposits and Credits					347,616.04	347,616.04

Total Cleared Transactions					7,461.32	7,461.32

Cleared Balance					7,461.32	17,454.33

Uncleared Transactions
Checks and Payments - 2 items
Check	3/22/2010	1086	RR Donnelley		-12,060.00	-12,060.00
Check	3/26/2010	1087	Epiq Bankruptcy So . . .		-118.80	-12,178.80

Total Checks and Payments					-12,178.80	-12,178.80

Deposits and Credits -1 item
Check	3/4/2010	1078	Void		0.00	0.00

Total Deposits and Credits					0.00	0.00

Total Uncleared Transactions					-12,178.80	-12,178.80

Register Balance as of 03/31/2010					-4,717.48	5,275.53

New Transactions
Checks and Payments - 11 items
Check	4/7/2010	1091	Kilpatrick Stockton		-139,365.05	-139,365.05
Check	4/7/2010	1090	Greenberg Traurig		-108,259.32	-247,624.37
Check	4/7/2010	1092	J. H. Cohn		-24,524.00	-272,148.37
Check	4/7/2010	1089	Development Speci . . .		-20,000.00	-292,148.37
Check	4/7/2010	1088	Development Speci . . .		-16,514.80	-308,663.17
Check	4/7/2010	1093	Kozyak Tropin		-12,169.38	-320,832.55
Check	4/7/2010	1095	Lester M. Bliwise		-4,500.00	-325,332.55
Check	4/7/2010	1098	Danielle Camner Li . . .		-4,500.00	-329,832.55
Check	4/7/2010	1094	Doyle C. Bartlet		-3,000.00	-332,832.55
Check	4/7/2010	1097	Gol Kalev		-3,000.00	-335,832.55
Check	4/7/2010	1096	Marc D. Jacobson		-3,000.00	-338,832.55

Total Checks and Payments					-338,832.55	-338,832.55

Deposits and Credits -1 item
Check	4/7/201 0	TRAN	BankUnited Financial		338,832.55	338,832.55

Total Deposits and Credits					338,832.55	338.832.55

Total New Transactions					0.00	0.00

Ending Balance					-4,717.48	5,275-53

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 19 of 59

ATTACHMENT 4A (2)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP	ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Ending Balance per Bank Statement	$12,704,742

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$12,704,742	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - Operating
$—	Transferred to BankUnited Financial Services - MMA
$—	Transferred to BU Realty Corporation - MMA
$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (2)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 20 of 59

ATTACHMENT 5A (2)

CHECK REGISTER - OPERATING ACCOUNT (Money Market, Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Corp., DIP

ACCOUNT NUMBER:	xxxxx2448

PURPOSE OF ACCOUNT:	Money Market

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
03/04/10	WIRE	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$335,556

03/22/10	WIRE	BUFC, DIP Checking (2430)	Transfer for operating expenses / prof fees	$12,060

TOTAL				$347,616

MOR-8 (2)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 21 of 59

February 27, 2010 -
March 31, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET PO BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2 Account Number XXXXXXXXXXXXXXX
Customer Service
00011651 CEN 802 3J 09110 - NNNT 1 000000000 C1 0000 BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2 (bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

	Number	Amount
Opening Ledger Balance		$13,051,435.95
Deposits and Credits	1	$922.49
Withdrawals and Debits	2	$347,616.04
Checks Paid	0	$.00
Ending Ledger Balance		$12,704,742.40

Average Ledger Balance	$12,764,556.00
Interest Credited this period	$922.49	Interest Credited Year to Date	$2,236.95

Interest Rate(s):	02/27 to 03/31 at 0.08%

Please examine this statement of account at one. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 22 of 59

February 27, 2010 - March 31, 2010

Account Number XXXXXXXXXXXXXXX

BANKUNITED FINANCIAL CORPORATION DEBTOR BANKUNITED FINANCIAL CORPORATION DEBTOR IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
03/31	INTEREST PAYMENT	$922.49
Total		$922.49

Withdrawals and Debits

Ledger Date	Description	Amount
03/04	Online Transfer to CHK XXXXX 2430 transaction#: 328792687	$335,556.04
03/26	Online Transfer to CHK XXXXX 2430 transaction#: 339340444	$12,060.00
Total		$347,616.04

Daily Balance

Date	Ledger Balance
03/04	$12,715,879.91
03/26	$12,703,819.91

Date	Ledger Balance
03/31	$12,704,742.40

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 23 of 59

4:15 PM	BankUnited Financial Corporation, et al., DIP
04/13/10	Reconciliation Summary
BUFC, DIP - MMA (2448), Period Ending 03/31/2010

	Mar 31, 10
Beginning Balance		13,051,435.95
Cleared Transactions
Checks and Payments - 2 items	-347,616.04
Deposits and Credits - 1 item	922.49

Total Cleared Transactions	-346,693.55

Cleared Balance		12,704,742.40

Register Balance as of 03/31/2010		12,704,742.40
New Transactions
Checks and Payments - 1 item	-338,832.55

Total New Transactions	-338,832.55

Ending Balance		12,366,909.85

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 24 of 59

4:15 PM	BankUnited Financial Corporation, et al., DIP
04/13/10	Reconciliation Detail
BUFC, DIP - MMA (2448), Period Ending 03/31/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance
Cleared Transactions						13,051,435.95
Checks and Payments - 2 items
Check	3/4/2010		BankUnited Financial	X	-335,556.04	-335,556.04
Check	3/22/2010		BankUnited Financial	X	-12,060.00	-347,616.04

Total Checks and Payments					-347,616.04	-347,616.04

Deposits and Credits - 1 item
Deposit	3/31/2010		JPMorgan Chase	X	922.49	922.49

Total Deposits and Credits					922.49	922.49

Total Cleared Transactions					-346,693.55	-346,693.55

Cleared Balance					-346,693.55	12,704,742.40

Register Balance as of 03/31/2010					-346,693.55	12,704,742.40

New Transactions
Checks and Payments - 1 item
Check	4/7/2010	TRAN	BankUnited Financial		-338,832.55	-338,832.55

Total Checks and Payments					-338,832.55	-338,832.55

Total New Transactions					-338,832.55	-338,832.55

Ending Balance					-685,526.10	12,365,909.85

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 25 of 59

ATTACHMENT 4A (3)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP	ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$2,130,916

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$2,130,916	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - Operating
$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BU Realty Corporation - MMA
$—	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (3)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 26 of 59

ATTACHMENT 5A (3)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BankUnited Financial Services, DIP

ACCOUNT NUMBER:	xxxxx2471

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—

MOR-8 (3)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 27 of 59

February 27, 2010 - March 31, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2 Account Number XXXXXXXXXXXXXXX
Customer Service
00031899 CEN 802 3J 09110 - NNN T 1 000000000 C2 0000 BANKUNITED FINANCIAL SERVICES DEBTOR IN BANKUNITED FINANCIAL SERVICES DEBT IN POSSESSION CO DSI 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2 (bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

	Number	Amount
Opening Ledger Balance		$2,130,761.94
Deposits and Credits	1	$153.99
Withdrawals and Debits	0	$.00
Checks Paid	0	$.00
Ending Ledger Balance		$2,130,915.93

Average Ledger Balance	$2,130,766.00
Interest Credited this period	$153.99	Interest Credited Year to Date	$366.68

Interest Rate(s): 02/27 to 03/31 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 28 of 59

February 27, 2010 -
March 31, 2010
Page 2 of 2
Account Number XXXXXXXXXXXXXXX

BANKUNITED FINANCIAL SERVICES DEBTOR IN

BANKUNITED FINANCIAL SERVICES

DEBT IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
03/31	INTEREST PAYMENT	$153.99
Total		$153.99

Daily Balance

Date	Ledger Balance
03/31	$2,130,915.93

Date	Ledger Balance

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 29 of 59

4:17 PM	BankUnited Financial Corporation, et al., DIP Reconciliation Summary BUFS, DIP - MMA (2471), Period Ending 03/31/2010
04/13/10

Mar 31, 10
Beginning Balance	2,130,761.94
Cleared Transactions
Deposits and Credits - 1 item	153.99

Total Cleared Transactions	153.99

Cleared Balance	2,130,915.93

Register Balance as of 03/31/2010	2,130,915.93
New Transactions
Deposits and Credits - 1 item	42.90

Total New Transactions	42.90

Ending Balance	2,130,958.83

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 30 of 59

4:17 PM	BankUnited Financial Corporation, et al., DIP Reconciliation Detail BUFS, DIP - MMA (2471), Period Ending 03/31/2010
04/13/10

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						2,130,761.94
Cleared Transactions
Deposits and Credits - 1 item
Deposit	3/31/2010		JPMorgan Chase	X	153.99	153.99

Total Deposits and Credits					153.99	153.99

Total Cleared Transactions					153.99	153.99

Cleared Balance					153.99	2,130,915.93

Register Balance as of 03/31/2010					153.99	2,130,915.93
New Transactions
Deposits and Credits - 1 item
Deposit	4/8/2010		Alliant Services Ho. . . . .		42.90	42.90

Total Deposits and Credits					42.90	42.90

Total New Transactions					42.90	42.90

Ending Balance					196.89	2,130,958.83

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 31 of 59

ATTACHMENT 4A (4)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation	ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$30,412

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$30,412	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$ —	Transferred to Payroll Account
$ —	Transferred to Tax Account
$ —	Transferred to BankUnited Financial Corp. - Operating
$ —	Transferred to BankUnited Financial Corp. - MMA
$ —	Transferred to BankUnited Financial Services - MMA
$ —	Transferred to CRE America Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (4)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 32 of 59

ATTACHMENT 5A (4)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	BU Realty Corporation

ACCOUNT NUMBER:	xxxxx2612

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—

MOR-8 (4)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 33 of 59

February 27, 2010 - March 31, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET P O BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2 Account Number XXXXXXXXXXXXXXX
Customer Service
00011654 CEN 802 3J 09110 - NNN T 1 000000000 C1 0000 BU REALTY CORPORATION BU REALTY CORPORATION 200 S BISCAYNE BLVD STE 1818 MIAMI FL 33131-2329	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2 (bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including, without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

		Number		Amount
Opening Ledger Balance				$30,409.80
Deposits and Credits		1		$2.19
Withdrawals and Debits		0		$.00
Checks Paid		0		$.00
Ending Ledger Balance				$30,411.99
Average Ledger Balance	$30,409.00
Interest Credited this period	$2.19		Interest Credited Year to Date	$5.22

Interest Rate(s): 02/27 to 03/31 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 34 of 59

February 27, 2010 -
March 31, 2010
Page 2 of 2
Account Number XXXXXXXXXXXXXXX

BU REALTY CORPORATION

BU REALTY CORPORATION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
03/31	INTEREST PAYMENT	$2.19
Total		$2.19

Daily Balance

Date	Ledger Balance
03/31	$30,411.99

Date	Ledger Balance

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 35 of 59

4:15 PM	BankUnited Financial Corporation, et al., DIP Reconciliation Summary BU Realty - MMA, Period Ending 03/31/2010
04/13/10

	Mar 31, 10
Beginning Balance		30,409.80
Cleared Transactions
Deposits and Credits - 1 item	2.19

Total Cleared Transactions		2.19

Cleared Balance		30,411.99

Register Balance as of 03/31/2010		30,411.99
Ending Balance		30,411.99

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 36 of 59

4 :15 PM	BankUnited Financial Corporation, et al., DIP Reconciliation Detail BU Realty - MMA, Period Ending 03/31/2010
04/13/10

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						30,409.80
Cleared Transactions
Deposits and Credits - 1 item
Deposit	3/31/2010		JPMorgan Chase	X	2.19	2.19

Total Deposits and Credits					2.19	2.19

Total Cleared Transactions					2.19	2.19

Cleared Balance					2.19	30,411.99

Register Balance as of 03/31/2010					2.19	30,411.99

Ending Balance					2.19	30,411.99

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 37 of 59

ATTACHMENT 4A (5)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession	ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Ending Balance per Bank Statement	$217,652

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$217,652	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account
$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - Operating
$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BankUnited Financial Services - MMA
$—	Transferred to BU Realty Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (5)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 38 of 59

ATTACHMENT 5A (5)

CHECK REGISTER - OPERATING ACCOUNT (Post-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	JPMorgan Chase	BRANCH:	New York, New York

ACCOUNT NAME:	CRE America Corp., Debtor in Possession

ACCOUNT NUMBER:	xxxxx2463

PURPOSE OF ACCOUNT:	Operating (Money Market)

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—

MOR-8 (5)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 39 of 59

February 27, 2010 -
March 31, 2010
JPMORGAN CHASE BANK, N.A. NORTHEAST MARKET PO BOX 260180 BATON ROUGE LA 70826-0180	Page 1 of 2 Account Number XXXXXXXXXXXXXXX
Customer Service
00031898 CEN 802 3J 09110 - NNN T 1 000000000 C2 0000 CRE AMERICA CORP DEBTOR IN POSSESSION CRE AMERICA CORP DEBT IN POSSESSION CO DSI 200 SL BISCAYNE BLVD STE 1818 MIAMI FL 33131	If you have any questions about your statement, please contact your Customer Service Professional.

The Bank strictly prohibits the use of any account to conduct transactions (including, without limitation, the acceptance or receipt of credit or other receipt of funds through an electronic funds transfer, or by check, draft or similar instrument, or the proceeds of any of the foregoing) that are related, directly or indirectly, to unlawful Internet gambling. The term “unlawful Internet gambling,” as used in this notice, shall have its meaning set forth in 12 C.F.R. Section Part 233, Section 132.2 (bb). The Customer shall not conduct any transactions through the account that directly or indirectly involve or are related to unlawful Internet gambling, including without limitation, the acceptance or receipt of any funds or deposits in connection therewith.

JPMorgan Premier MMDA

Summary

	Number	Amount
Opening Ledger Balance		$217,786.02
Deposits and Credits	1	$15.73
Withdrawals and Debits	0	$.00
Checks Paid	1	$150.00
Ending Ledger Balance		$217,651.75

Average Ledger Balance	$217,686.00
Interest Credited this period	$15.73	Interest Credited Year to Date	$37.88

Interest Rate(s):	02/27 to 03/31 at 0.08%

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank’s deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 40 of 59

February 27, 2010 March 31, 2010

Account Number XXXXXXXXXXXXXXX
CRE AMERICA CORP DEBTOR IN POSSESSION CRE AMERICA CORP DEBT IN POSSESSION

JPMorgan Premier MMDA

(continued)

Deposits and Credits

Ledger Date	Description	Amount
03/31	INTEREST PAYMENT	$15.73
Total		$15.73

Checks Paid

Check	Date Paid	Amount	Check	Date Paid	Amount	Check	Date Paid	Amount

1007	03/10	$150.00
Total 1 check(s)								$150.00

Daily Balance

Date	Ledger Balance
03/10	$217,636.02

Date	Ledger Balance
03/31	$217,651.75

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 41 of 59

4:16 PM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
04/13/10	CRE America Corp, DIP-MMA (2463), Period Ending 03/31/2010

	Mar 31, 10
Beginning Balance		217,786.02
Cleared Transactions
Checks and Payments -1 item	-150.00
Deposits and Credits -1 item	15.73

Total Cleared Transactions	-134.27

Cleared Balance		217,651.75

Register Balance as of 03/31/2010		217,651.75
Ending Balance		217,651.75

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 42 of 59

4:16 PM	BankUnited Financial Corporation, etal., DIP
Reconciliation Detail
04/13/10	CRE America Corp, DIP-MMA (2463), Period Ending 03/31/2010

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						217,786.02
Cleared Transactions
Checks and Payments - 1 item
Check	2/24/2010	1007	Florida Deptament	X	-150.00	-150.00

Total Checks and Payments					-150.00	-150.00
Deposits and Credits - 1 item
Deposit	3/31/2010		JPMorgan Chase	X	15.73	15.73

Total Deposits and Credits					15.73	15.73

Total Cleared Transactions					-134.27	-134.27

Cleared Balance					-134.27	217,651.75

Register Balance as of 03/31/2010					-134.27	217,651.75

Ending Balance					-134.27	217,651.75

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 43 of 59

ATTACHMENT 4A (6)

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT (Pre-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	FHLBank Atlanta	BRANCH:	Atlanta, Georgia

ACCOUNT NAME:	BankUnited Financial Corporation	ACCOUNT NUMBER:	xxx9100

PURPOSE OF ACCOUNT:	Overnight Deposit

Ending Balance per Bank Statement	$51,637

Plus Total Amount of Outstanding Deposits	$—

Minus Total Amount of Outstanding Checks and other debits	$—	*

Minus Service Charges	$—

Ending Balance per Check Register	$51,637	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

(☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
None

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$—	Transferred to Payroll Account

$—	Transferred to Tax Account
$—	Transferred to BankUnited Financial Corp. - Operating

$—	Transferred to BankUnited Financial Corp. - MMA
$—	Transferred to BankUnited Financial Services - MMA

$—	Transferred to BU Realty Corporation - MMA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-7 (6)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 44 of 59

ATTACHMENT 5A (6)

CHECK REGISTER - OPERATING ACCOUNT (Pre-Petition)

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	FHLBank Atlanta	BRANCH:	Atlanta, Georgia

ACCOUNT NAME:	BankUnited Financial Corporation

ACCOUNT NUMBER:	xxx9100

PURPOSE OF ACCOUNT:	Overnight Deposit

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
03/10/10	FEE	FHLBank Atlanta	Service Fee	$5.00

TOTAL				$5.00

MOR-8 (6)

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 45 of 59

) 8U ) s0p20 . 0v0s3b4101T DAILY INVESTMENT ACCOUNT STATEMENT
FDIC AS RECEIVER FOR BANKUNITED	ENCLOSURES 0 ACCOUNT NUMBER
FINANCIAL CORPORATION	3569100
ATTN: CASH MANAGER	STATEMENT PERIOD
7815 NW 148TH STREET	FROM 03/01/10 TO 03/31/10
MIAMI LAKES, FL 33016	CYCLE 31
Page 2 of 2

3569100            Account Summary

Beginning Balance		51,637.86
23	Credits	3.80	Interest
1	Debits	5.00	Paid	3.80
Ending Balance		51,636.66

3569100            Transactions

Credits

Date	Description	Amount	Date	Description	Amount
03/01	POST EARNINGS	0.17	03/17	POST EARNINGS	0.19
03/02	POST EARNINGS	0.07	03/18	POST EARNINGS	0.14
03/03	POST EARNINGS	0.07	03/19	POST EARNINGS	0.16
03/04	POST EARNINGS	0.09	03/22	POST EARNINGS	0.43
03/05	POST EARNINGS	0.11	03/23	POST EARNINGS	0.14
03/08	POST EARNINGS	0.39	03/24	POST EARNINGS	0.13
03/09	POST EARNINGS	0.10	03/25	POST EARNINGS	0.12
03/10	POST EARNINGS	0.07	03/26	POST EARNINGS	0.13
03/11	POST EARNINGS	0.07	03/29	POST EARNINGS	0.38
03/12	POST EARNINGS	0.09	03/30	POST EARNINGS	0.12
03/15	POST EARNINGS	0.30	03/31	POST EARNINGS	0.13
03/16	POST EARNINGS	0.20

Debits

Date	Description	Amount	Date	Description	Amount
03/10	SERVICE CHARGE	5.00

******************************************************************************

3569100            Account Totals

Date	Int Rate	Credits	Amount	Debits	Amount	Ending Balance
03/01	0.00050	1	0.17	0	0.00	51.638.03
03/02	0.00050	1	0.07	0	0.00	51.638.10
03/03	0.00060	1	0.07	0	0.00	51,638.17
03/04	0.00080	1	0.09	0	0.00	51,638.26
03/05	0.00090	1	0.11	0	0.00	51,638.37
03/08	0.00070	1	0.39	0	0.00	51,638.76
03/09	0.00050	1	0.10	0	0.00	51,638.86

Continued on the next page

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 46 of 59

) 8U ) s0p20 . 0v0s3b4101T DAILY INVESTMENT ACCOUNT STATEMENT
FDIC AS RECEIVER FOR BANKUNITED	ENCLOSURES 0 ACCOUNT NUMBER
FINANCIAL CORPORATION	3569100
ATTN: CASH MANAGER	STATEMENT PERIOD
7815 NW 148TH STREET	FROM 03/01/10 TO 03/31/10
MIAMI LAKES, FL 33016	CYCLE 31
Page 2 of 2

3569100            Account Totals

Date	Int Rate	Credits	Amount	Debits	Amount	Ending Balance
03/10	0.00050	1	0.07	1	5.00	51,633,93
03/11	0.00060	1	0.07	0	0.00	51,634.00
03/12	0.00070	1	0.09	0	0.00	51,634.09
03/15	0.00140	1	0.30	0	0.00	51,634.39
03/16	0.00130	1	0.20	0	0.00	51,634.59
03/17	0.00100	1	0.19	0	0.00	51,634.78
03/18	0.00110	1	0.14	0	0.00	51,634.92
03/19	0.00100	1	0.16	0	0.00	51,635.08
03/22	0.00100	1	0.43	0	0.00	51,635.51
03/23	0.00090	1	0.14	0	0.00	51,635,65
03/24	0.00080	1	0.13	0	0.00	51,635.78
03/25	0.00090	1	0.12	0	0.00	51,635.90
03/26	0.00090	1	0.13	0	0.00	51,636.03
03/29	0.00080	1	0.38	0	0.00	51,636.41
03/30	0.00090	1	0.12	0	0.00	51,636.53
03/31	0.00010	1	0.13	0	0.00	51,636,66

Note: Ending balance includes any uncollected funds on deposit

****************************** END OF STATEMENT ******************************

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 47 of 59

10:22 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Detail
04/16/10	FHL Bank Atlanta #3569100, Period Ending 03/31/2010

Type	Date	Num	Name	Clr	Amount	Balance

Beginning Balance						51,637.86
Cleared Transactions Checks and Payments -1 item
Check	3/31/2010		FHLBank Atlanta	X	-5.00	-5.00

Total Checks and Payments					-5.00	-5.00
Deposits and Credits -1 item

Deposit	3/31/2010		FHLBank Atlanta	X	3.80	3.80

Total Deposits and Credits					3.80	3.80

Total Cleared Transactions					-1.20	-1.20

Cleared Balance					-1.20	51,636.66

Register Balance as of 03/31/2010					-1.20	51,636.66

Ending Balance					-1.20	51,636.66

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 48 of 59

10:22 AM	BankUnited Financial Corporation, et al., DIP
Reconciliation Summary
04/16/10	FHL Bank Atlanta #3569100, Period Ending 03/31/2010

Mar 31,10
Beginning Balance	51,637.86
Cleared Transactions Checks and Payments -1 item Deposits and Credits -1 item	-5.00 3.80

Total Cleared Transactions	-1.2 0

Cleared Balance	51,636.66

Register Balance as of 03/31/2010	51,636.66
Ending Balance	51,636.66

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 49 of 59

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account
NA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported As “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-9

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 50 of 59

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA

ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	PAYROLL

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
NA

TOTAL				$—

MOR-10

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 51 of 59

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.usdoj.gov/ust/r21/index.htm.

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:	NA	ACCOUNT NUMBER:	NA

PURPOSE OF ACCOUNT:	TAX

Ending Balance per Bank Statement	NA

Plus Total Amount of Outstanding Deposits	NA

Minus Total Amount of Outstanding Checks and other debits	NA	*

Minus Service Charges	NA

Ending Balance per Check Register	$—	**(a)

*Debit cards are used by	NA

**If Closing Balance is negative, provide explanation:	NA

The following disbursements were paid in Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement
NA

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Disbursement from this account

NA

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-11

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 52 of 59

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

NAME OF BANK:	NA	BRANCH:	NA

ACCOUNT NAME:		NA

ACCOUNT NUMBER:		NA

PURPOSE OF ACCOUNT:		TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
None

TOTAL				$—	(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	$—	(a)

Sales & Use Taxes Paid	$—	(b)

Other Taxes Paid	$—	(c)

TOTAL	$—	(d)

(a)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5O).
(b)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5P).
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q).
(d)	These two lines must be equal.

MOR-12

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 53 of 59

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
Security Pledge—TOUSA	$3,000,000	$3,000,000	07/31/07	UNK

Hedge Fund—Investment in Malta Hedge Fund II, LP	UNK	UNK	05/01/02	$1,105,686

Private Equity—Investment in SOAM Capital Partners, LP	$250,000	$250,000	UNK	$149,066

TOTAL				$1,254,752	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

(1) Location of Box/Account	(2) Maximum Amount of Cash in Drawer/Acct.	(3) Amout of Petty Cash On Hand At End of Month		(4) Difference between (Column 2) and (Column 3)
None				$—

$—

TOTAL		$—	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation. NA

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (A+B)	$1,254,752	(c)

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-13

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 54 of 59

Malta Hedge Fund II, LP.

Monthly Balances with Performance, Year To Date as of: 3/31/2010

Joseph J. Luzinski

Development Specialists, Inc.

200 South Biscayne Blvd

Suite 1818

Miami, FL 33131

Account of: BankUnited Financial

Initial Investment on: May 1, 2002

Month Ending	Contributions	Withdrawals	Net Income	Net Balance	Net Return
Dec-2009				$1,064,140

Jan-2010	$0	$0	$11,556	$1,075,696	1.09%
Feb-2010	$0	$0	$10,530	$1,086,226	0.98%
Mar-2010	$0	$0	$19,460	$1,105,686	1.79%
				1st Quarter:	3.90%

				Year To Date:	3.90%

The above information is unaudited. The amounts reported are net of the accrued profit allocation although it is not actually deducted from your account until the end of the year or, if earlier, the date you withdraw from the fund.

Net income and net performance reflect the deduction of the profit allocation, a management fee, as well as other expenses.

cc : Mark Bloom

Malta Hedge Fund II, L.P.

Sandler O’Neill Asset Management, LLC

780 Third Avenue

5th Floor

New York, NY 10017

Tel: 212-486-7300    Fax:212-486-7580

4/15/2010 11:33:52AM	a FUNDRUNNER® REPORT	©1998-2004 Financial Interactive, Inc.	Page 1 of 1

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 55 of 59

SOAM Capital Partners, L.P.

c/o SOAM Venture Holdings, LLC

780 Third Avenue • 5th Floor • New York, NY 10017 • Tel: (212) 486-7300 • Fax: (212) 486-7580

CAPITAL ACCOUNT STATEMENT

December 31, 2009

Investor:        BankUnited Financial Corporation

Capital Commitment

Committed Capital	$500,000	Percentage of Partnership	0.0019%
Contributed Capital	$250,000
Unfunded Commitment	$250,000

Capital Account

Opening Balance – September 30, 2009	$151,966
Capital Contributions	—
Capital Distributions	—
Net Investment Income (Loss)	128
Unrealized Gain (Loss)	3,294
Realized Gain (Loss)	(6,322)

Ending Balance – December 31, 2009	$149,066

*	The value of your capital account reported above is unaudited and subject to change. Totals may differ due to rounding.

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 56 of 59

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Reporting Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
None

TOTAL			$—

MOR-14

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 57 of 59

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	BANKUNITED FINANCIAL CORPORATION, ET AL.	Case Number:	09-19940-LMI
(Jointly Administered)

Report Period Beginning:	March 1, 2010	Period Ending:	March 31, 2010

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Payment Description	Amount Paid

Joseph J. Luzinski	CRO	Monthly Compensation	$20,000

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	None	None

Number hired during the period	None	None

Number terminated or resigned during period	None	None

Number of employees on payroll at end of period	None	None

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
See Attached.

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
None.

☐	☐ Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-15

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 58 of 59

BankUnited Financial Corp Insurance Policies

Policy Type	Insurance Company	Status	Policy Number	Limits	Beg	End	Total Cost	Insured	Status / Notes

Commercial Property	Lexington Insurance Company	Active	20412596	$25M	04/17/09	04/17/10	$487,792.58	BUFC and FSB

Commercial Property	Underwriters at Lloyd’s	Active	RP1000115	Rpt Monthly Value	04/17/09	04/15/10	$—

General Liability (Foreclosed Prop)	Underwriters at Lloyd’s	Active	RL1000115	$1M / $10M Aggregate	04/17/09	04/15/10	$—

General Liability	Colonial American Casualty & Surety	Active	FIA100079507	$1M / $2M Aggregate	04/17/09	04/17/10	$195,514.60

Insurance

Case 09-19940-LMI Doc 554 Filed 04/26/10 Page 59 of 59

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

No significant developments occurred during the period.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before:             UNKNOWN            .

MOR-16

Case 09-19940-LMI Doc 553 Filed 04/26/10 Page 1 of 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19941-LMI
}
BANKUNITED FINANCIAL	}
SERVICES, INC.	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	March 1, 2010	TO	March 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

Case 09-19940-LMI Doc 553 Filed 04/26/10 Page 2 of 3

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Case 09-19940-LMI Doc 553 Filed 04/26/10 Page 3 of 3

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     March 1, 2010     AND ENDING     March 31, 2010

Name of Debtor:	BANKUNITED FINANCIAL SERVICES, INC.	Case Number	09-19941-LMI
Date of Petition:	May 22, 2009

		CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$2,130,762	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$154		$2,132,837

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$154		$2,132,837

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$2,130,916		$2,132,837

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$796

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$—		$975

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$—		$150

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$—		$1,921

7. ENDING BALANCE (Line 4 Minus Line 6)		$2,130,916	(c)	$2,130,916	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of April, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2

Case 09-19940-LMI Doc 552 Filed 04/26/10 Page 1 of 3

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

MIAMI DIVISION

IN RE:	}	CASE NUMBER 09-19942-LMI
}
CRE AMERICA	}
CORPORATION	}	JUDGE Hon. Laurel M. Isicoff
}
DEBTOR.	}	CHAPTER 11

DEBTORS’ CONSOLIDATED STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD

FROM	March 1, 2010	TO	March 31, 2010

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joseph J. Luzinski, CRO
Debtor’s Signature

Debtor’s Address	Attorney’s Address
and Phone Number:	and Phone Number:

c/o Development Specialists, Inc.	Greenberg Traurig, P.A.

200 South Biscayne Boulevard, Suite 1818	1221 Brickell Avenue

Miami, FL 33131-2329	Miami, FL 33131

(305) 374-2717	(305) 579-0500

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.usdoj.gov/ust/r21/index.htm.

1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2)	Initial Filing Requirements

3)	Frequently Asked Questions (FAQs) http://www.usdoj.gov/ust/.

MOR-1

Case 09-19940-LMI Doc 552 Filed 04/26/10 Page 2 of 3

GENERAL DISCLAIMER

This bankruptcy case was filed on May 22, 2009, the day after the regulatory seizure of Debtor BankUnited Financial Corporation’s wholly-owned banking subsidiary, BankUnited, FSB, and the ensuing sale of that subsidiary’s assets by the Federal Deposit Insurance Corporation to BankUnited, a de novo federal savings association organized under the laws of the United States (“New Bank”). The Debtors’ current Chief Restructuring Officer, Joseph J. Luzinski (the “CRO”) was appointed effective June 2, 2009, eleven days after these cases were filed. Nearly all of the books and records of the Debtors are presently in the possession of the FDIC or New Bank. Accordingly, the information contained herein is based on the information currently available to the CRO and is subject to modification as additional information becomes available.

Nothing herein shall be construed as an admission or determination by the Debtor as to any amount or value set forth herein, the validity of any debt listed herein, ownership of any asset listed herein, the completeness of any financial statement set forth herein, or otherwise as to the accuracy or completeness of any information contained herein. The Debtor expressly reserve the right to modify any and all information contained herein as additional information becomes available.

Case 09-19940-LMI Doc 552 Filed 04/26/10 Page 3 of 3

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING     March 1, 2010     AND ENDING     March 31, 2010

Name of Debtor:	CRE AMERICA CORPORATION	Case Number	09-19942-LMI
Date of Petition:	May 22, 2009

		CURRENT		CUMULATIVE
		MONTH		PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD		$217,636	(a)	$—	(b)

2. RECEIPTS:
A. Cash Sales		$—		$—

Minus: Cash Refunds	(-)	$—		$—

Net Cash Sales		$—		$—

B. Accounts Receivable		$—		$—

C. Other Receipts (See MOR-3)		$16		$239,893

(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)		$16		$239,893

4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)		$217,652		$239,893

5 DISBURSEMENTS
A. Advertising		$—		$—

B. Bank Charges		$—		$—

C. Contract Labor		$—		$—

D. Fixed Asset Payments (not incl. in “N”)		$—		$—

E. Insurance		$—		$—

F. Inventory Payments (See Attach. 2)		$—		$—

G. Leases		$—		$—

H. Manufacturing Supplies		$—		$—

I. Office Supplies		$—		$—

J. Payroll - Net (See Attachment 4B)		$—		$—

K. Professional Fees (Accounting & Legal)		$—		$—

L. Rent		$—		$—

M. Repairs & Maintenance		$—		$—

N. Secured Creditor Payments (See Attach. 2)		$—		$—

O. Taxes Paid - Payroll (See Attachment 4C)		$—		$—

P. Taxes Paid - Sales & Use (See Attachment 4C)		$—		$—

Q. Taxes Paid - Other (See Attachment 4C)		$—		$—

R. Telephone		$—		$—

S. Travel & Entertainment		$—		$—

T. U.S. Trustee Quarterly Fees		$—		$975

U. Utilities		$—		$—

V. Vehicle Expenses		$—		$—

W. Other Operating Expenses (See MOR-3)		$—		$21,266

6. TOTAL DISBURSEMENTS (Sum of 5A thru W)		$—		$22,241

7. ENDING BALANCE (Line 4 Minus Line 6)		$217,652	(c)	$217,652	(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief, subject to the General Disclaimer and footnotes to this Report.

This 19th day of April, 2010.	/s/ Joseph J. Luzinski, as CRO
(Signature)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.

(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.

(c)	These two amounts will always be the same if form is completed correctly.

MOR-2